Variable Universal Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company

                             Separate Account VUL-4

                       Supplement Dated November 11, 2005

                                       To

                          Prospectus Dated May 1, 2005


The following information supplements the Prospectus. You should read it together with the Prospectus.

The following information supplements and amends the information in the Prospectus regarding the AEGON/Transamerica JP Morgan Mid Cap Value Portfolio ("Portfolio"), which is an underlying investment option of Separate Account VUL-4 of Transamerica Occidental Life Insurance Company.

The Board of Trustees of AEGON/Transamerica Series Trust announced the closure of the Portfolio to new investments effective December 12, 2005. As a result, after the close of business on December 9, 2005 you will no longer be allowed to allocate new net premiums to, or transfer other sub-account or fixed account policy values to, the ATST JP Morgan Mid Cap Value sub-account ("Sub-account").

Effective December 12, 2005:
o You may no longer allocate net premiums to the Sub-account. If you have elected to allocate any net premiums to the Sub-account, after December 9, 2005 we will allocate any net premiums that are designated to the Sub-account to the ATST Transamerica Money Market sub-account instead.
o You may no longer transfer policy values from other sub-accounts or the fixed account to the Sub-account. If your transfer elections include transfers to the Sub-account, after December 9, 2005 we will transfer any amounts that are designated to the Sub-account to the ATST Transamerica Money Market sub-account instead. Transfers under a Dollar Cost Averaging option, or that are pursuant to a Reallocation Date, or that are pursuant to specific instructions to transfer amounts on a one-time basis, will be subject to these rules.
o You may no longer include the Sub-account among the investment options under an Automatic Account Rebalancing (AAR) option. If your AAR election includes the Sub-account on December 12, 2005, the election will be terminated as of that date. No new transfers under the AAR option will be allowed until you provide us with a new election which does not include the Sub-account.
If you have any policy value in the Sub-account and make a new, valid election for the AAR option on or after December 12, 2005, the full amount of the policy value in the Sub-account will be transferred out of the Sub-account as part of the first AAR transfers.

If you have any policy value in the Sub-account as of the close of business on December 9, 2005, you may leave such value in the Sub-account. You are not required to transfer any policy value from the Sub-account, and you may continue to exercise privileges for all transfers or withdrawals out of the Sub-account. For example, you may continue to utilize your policy value in the Sub-account for Monthly Deductions Allocation elections, allocation of loans, and partial withdrawals, subject to all other rules and requirements for such transactions.

Please refer to the Portfolio's prospectus for more information regarding the Portfolio's closure.